Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of Genta Incorporated (the “Company”) on Form 10-Q for the quarter ended March 31, 2012 (the “Report”), I, Raymond P. Warrell, Jr., M.D., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:           May 14, 2012

/s/ RAYMOND P. WARRELL, JR., M.D.*
Name:  Raymond P. Warrell, Jr., M.D.
Title:    Chairman and Chief Executive Officer
             (principal executive officer)

* A signed original of this written statement required by Section 906 has been provided to Genta Incorporated and will be retained by Genta Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.